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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of STAR Telecommunications, Inc. of our report dated May 31, 1998, relating to the financial statements of United Digital Network, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ PricewaterhouseCoopers LLP



PricewaterhouseCoopers LLP


Dallas, Texas


February 1, 1999